UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Great America Parkway, Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 17, 2016, Violin Memory, Inc. (“Violin”) filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “Definitive Proxy Statement”) in connection with Violin’s 2016 annual meeting of stockholders to be conducted on June 30, 2016 (the “Annual Meeting”). The Definitive Proxy Statement is incorporated herein by reference. The Definitive Proxy Statement includes, among other things, proposals for approval by Violin’s stockholders of:

An amendment of Violin’s Amended and Restated Certificate of Incorporation to: effect a reverse stock split of Violin’s common stock (the “Reverse Stock Split”) at a ratio of between 1-for-2 (1:2) and 1-for-10 (1:10) to be determined by Violin’s Board of Directors (“Board”) and to be effected at the sole discretion of the Board at any time within forty-five days of the Annual Meeting; and authorize any other action deemed by the Board to be necessary in connection with the Reverse Stock Split, all without further approval or authorization by Violin’s stockholders; and

An amendment of Violin’s Amended and Restated Certificate of Incorporation, as amended, to reduce the number of authorized shares of common stock from 1,000,000,000 to 250,000,000 (on a post-split basis), if and when the Reverse Stock Split is effected (the “Authorized Share Reduction”).

On June 22, 2016, the Board determined the Reverse Stock Split ratio to be 1-for-4, subject to approval by Violin’s stockholders of the Reverse Stock Split and the Authorized Share Reduction. If the Reverse Stock Split and the Authorized Share Reduction are approved by Violin’s stockholders, each four shares of Violin’s issued and outstanding common stock will be automatically combined and converted into one issued and outstanding share of common stock, subject to the terms of the reverse stock split set forth in Violin’s proxy materials. In addition, the authorized shares of common stock of Violin Memory will be reduced from 1.0 billion to 250 million. If the reverse stock split proposal is approved by Violin’s stockholders, the reverse stock split and the authorized share reduction will be effective on, and the first day of post-split trading on the New York Stock Exchange will be, July 6, 2016.

On June 24, 2016 Violin issued, pursuant to Section 202.06 of the New York Stock Exchange Listed Company Manual, a public announcement of the Reverse Stock Split ratio, subject to approval by Violin’s stockholders of the Reverse Stock Split and the Authorized Share Reduction. The public announcement is Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Public Announcement Violin Memory, Inc. issued June 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Violin Memory, Inc.

Date: June 24, 2016	By:	/s/ Cory J. Sindelar
Cory J. Sindelar, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Public Announcement of Violin Memory, Inc. issued June 24, 2016.